EXHIBIT 32.1

                                  CERTIFICATION
               PURSUANT TO 18 U.S.C. 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, William J. Muran, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Annual Report on Form 10-K of Falconridge Oil Technologies Corp. for the year ended May 31, 2013 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Falconridge Oil Technologies Corp.

Dated: August 6, 2013
                              /s/ William J. Muran
                              --------------------------------------------------
                              WILLIAM J. MURAN
                              President, Secretary, Treasurer and Director
                              (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer) Falconridge Oil Technologies Corp.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Falconridge Oil Technologies Corp. and will be retained by Falconridge Oil Technologies Corp. and furnished to the Securities and Exchange Commission or its staff upon request.